CALAMOS INVESTMENT TRUST

(the “Trust”)

Supplement dated October 16, 2025 to the CALAMOS® FAMILY OF FUNDS (the “Funds”)

Prospectus and Statement of Additional Information, each dated February 28, 2025, as supplemented

This supplement updates certain information contained in the Prospectus and Statement of Additional Information noted above and should be attached to the Prospectus and Statement of Additional Information and retained for future reference.

PROSPECTUS

Calamos Phineus Long/Short Fund

Effective immediately, the following changes are made to the Prospectus with respect to Calamos Phineus Long/Short Fund:

(1) On page 16, under the heading “Principal Investment Strategies”, the third to the last sentence in the first paragraph is deleted in its entirety and replaced with the following:

The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures, swaps, and forward contracts, without investing directly in the underlying asset.

(2) On page 19, under the heading “Principal Risks”, the following risk is added following “Small and Mid-Sized Company Stock Risk”:

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.

Calamos Growth Fund

Effective immediately, the following changes are made to the Prospectus with respect to Calamos Growth Fund:

On page 57, under the heading “Principal Investment Strategies”, the following sentence is added to the end of the first paragraph:

The Fund may also invest in privately placed securities, including in third-party private funds (“Private Funds”) that themselves invest in equity securities of privately held companies subject to applicable limits under the 1940 Act.

All Funds

Effective immediately, the following changes are made to the Prospectus:

(1) On page 133, “Total Return Swap Risk” is marked as a principal risk for Calamos Phineus Long/Short Fund.

(2) On page 168, the following sentence is added as the second to the last sentence in the first paragraph under the heading “Redemption requests”:

Certain Funds may participate in the ReFlow liquidity program, as described in the statement of additional information. The ReFlow liquidity program is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.

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(3) On page 171, the following is added under the heading “Valuation Procedures” in the section “Fund Facts” after the second paragraph:

New purchases in Private Funds may be valued at acquisition cost until an NAV is provided by the Private Fund's investment manager. Thereafter, investments in Private Funds are generally valued using the quarterly (or more frequent) NAV provided by the Private Funds (the “practical expedient”) to determine the fair value of such interests. Calamos Advisors, as valuation designee, will review the practical expedient and determine reasonableness based on its knowledge of current market conditions and the individual characteristics of the applicable Private Fund. In circumstances where a Fund’s valuation date is in between a date in which a Private Fund reports its NAV or such NAV is otherwise unavailable, Calamos Advisors shall consider whether an adjustment to the most recent NAV per share is appropriate, considering the practical expedient and adjusting in good faith based on factors Calamos Advisors deems appropriate.

Investments in equity or credit of privately held companies may be valued using the income approach, market approach, cost approach, option pricing approach, recent transaction approach, liquidation approach, or any other method of valuation deemed reasonable by Calamos Advisors, as valuation designee, to assess the valuation of the investment. With respect to private equity investments, an appropriate discount for lack of marketability will be applied to any approach which does not reflect such a discount. The security will be monitored daily for relevant news and valuation-affecting events.

PROSPECTUS APPENDIX

Effective immediately, the following is added to the Appendix to the Prospectus (after the Ameriprise Prospectus Disclosure):

Edward D. Jones & Co., L.P. ("Edward Jones") Prospectus Disclosure

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Calamos Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Calamos Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

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Letter of Intent ("LOI")

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
●	Shares purchased in an Edward Jones fee-based program.
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
●	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):

o	The redemption and repurchase occur in the same account.
o	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.
●	Systematic withdrawals with up to 10% per year of the account value.
●	Return of excess contributions from an Individual Retirement Account (IRA).
●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
●	Shares exchanged in an Edward Jones fee-based program.
●	Shares acquired through NAV reinstatement.
●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

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Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250
●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

STATEMENT OF ADDITIONAL INFORMATION

At a special meeting of shareholders on September 30, 2025, shareholders of Calamos Market Neutral Income Fund approved a proposal to eliminate the fundamental investment restriction limiting the fund’s investment in illiquid securities to no more than 10% of net assets.

Effective immediately, the following changes are made to the Statement of Additional Information:

(1) On page 17, the first sentence under the heading “ILLIQUID SECURITIES” is deleted in its entirety and replaced with the following:

Each of Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund may invest up to 15% of its net assets under regulatory rules, and each of Convertible Fund, Growth Fund, and Growth and Income Fund may invest up to 10% of its net assets, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons.

(2) On page 20, the last sentence on the page under the heading “OPTIONS ON SECURITIES, INDEXES AND CURRENCIES” is deleted in its entirety and replaced with the following:

The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a fund's limitation on investing no more than 10% of its net assets for each of Convertible Fund, Growth Fund, and Growth and Income Fund (or 15% in the case of each of Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund) in illiquid securities.

(3) On page 22, the second sentence under the heading “REPURCHASE AGREEMENTS” is deleted in its entirety and replaced with the following:

The Funds may invest in repurchase agreements, provided that each of Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund may not invest more than 15%, and each of Convertible Fund, Growth Fund, and Growth and Income Fund may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities.

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(4) On page 23, the first sentence of the second paragraph under the heading “RULE 144A SECURITIES” is deleted in its entirety and replaced with the following:

The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% in the case of each of Convertible Fund, Growth Fund, and Growth and Income Fund (or 15% in the case of each of Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund) of its net assets in illiquid securities.

(5) On page 32, under the heading “INVESTMENT RESTRICTIONS”, the third paragraph numbered (iv) is deleted in its entirety and replaced with the following:

(iv)  (for Convertible Fund, Growth Fund, and Growth and Income Fund only) invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(6) On page 34, under the heading “INVESTMENT RESTRICTIONS”, the first paragraph (f) is deleted in its entirety and replaced with the following:

(f)  (for Market Neutral Income Fund, Hedged Equity Fund, Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund) no Fund may invest more than 15% under regulatory rules (or 10% in the case of each of Convertible Fund, Growth Fund, and Growth and Income Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid investments that are assets, including repurchase agreements maturing in more than seven days;

Effective immediately, the following additional changes are made to the Statement of Additional Information:

(1) On page 3, under the heading “THE TRUST AND THE FUNDS”, the second sentence is deleted in its entirety and replaced with the following:

Each Fund (except Merger Arbitrage Fund) is an open-end, diversified management investment company.

(2) On page 4, “Private Equity Securities” and “Private Fund Investments” are added as new non-principal investment strategies for all funds in the table of investment practices.

(3) On page 17, the following paragraph is added as the second paragraph under the heading “ILLIQUID SECURITIES”:

Illiquid securities may include investments in third-party private funds and in private equity securities. Please see “Investments and Investment-Related Practices -- Private Equity Securities” and “Investments and Investment-Related Practices -- Private Fund Investments” below.

(4) On page 22, the following new sections are added above the section titled “REAL ESTATE INVESTMENT TRUSTS”:

PRIVATE EQUITY SECURITIES

Growth Fund may invest in private equity securities. Private equity is equity capital that is not quoted on a public exchange. Acquiring private equity involves making investments directly into private companies or conducting buyouts of public companies that result in a delisting of public equity. Capital for private equity can be used to fund new technologies, expand working capital within an owned company, make acquisitions, or to strengthen a balance sheet. Private equity securities should be regarded as illiquid, as they are not listed on an exchange and generally are not widely transferable. By their nature, investments in privately held companies tend to be riskier than investments in publicly traded companies. Generally, there will be no readily available market for private equity investments and, accordingly, most such investments are difficult to value and can be difficult to exit.

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PRIVATE FUND INVESTMENTS

Growth Fund may invest in third-party private funds that would qualify as “investment companies” under the 1940 Act but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”). The Private Funds will not be subject to the 1940 Act, nor will they be publicly traded. As a result, Growth Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the 1940 Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the directors serving on a board as independent directors, statutory protections against self-dealing by the Private Fund managers, and leverage limitations. By investing in the Private Funds indirectly through Growth Fund, a shareholder bears two layers of asset-based fees and expenses – at the Growth Fund level and the Private Fund level – in addition to indirectly bearing any performance fees charged by the Private Fund.

Further, the Private Funds are not subject to the same investment limitations as Growth Fund and may have different and contrary investment limitations and other policies. Unlike registered investment companies, the Private Funds currently are not obligated by regulations or law to disclose publicly the contents of their portfolios. As such, Growth Fund has limited visibility into the underlying investments of the Private Funds and is dependent on information provided by the private fund managers. This lack of transparency may make it difficult for Calamos Advisors to monitor the sources of Growth Fund’s income and the allocation of its assets, and otherwise comply with regulations applicable to Growth Fund, may result in style drift, and ultimately may limit the universe of Private Funds in which Growth Fund can invest.

The value of Growth Fund’s investments in Private Funds will be difficult to ascertain and these valuations on a given date will likely vary from the amounts Growth Fund would receive upon withdrawal of its investments. While the valuations of Growth Fund’s publicly traded securities are more readily ascertainable, Growth Fund’s ownership interest in the Private Funds are not publicly traded and Growth Fund will depend on appraisers, service providers, and a Private Fund’s manager to provide a valuation, or assistance with a valuation, of the Fund’s investment in a Private Fund. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of Growth Fund’s investment in a Private Fund, as provided by a manager as of a specific date, may vary from the fair value of the investment that may be obtained if Growth Fund were to sell such investment to a third party in a secondary transaction. For information about the value of Growth Fund’s investments in Private Funds, Calamos Advisors will be dependent on information provided by the Private Funds, including quarterly unaudited financial statements that, if inaccurate, could adversely affect Calamos Advisor's ability to value accurately Growth Fund’s shares.

Investment in Private Funds carries the risk of loss due to Private Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of Growth Fund, there could be material changes in one or more Private Funds, including changes in control and mergers. The effect of such changes on a Private Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

In order to meet its obligation to provide capital for unfunded commitments, Growth Fund may be required to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Calamos Advisor’s strategy.

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(5) On page 30, the new section below is added above the section titled “INTERFUND LENDING”:

REFLOW LIQUIDITY PROGRAM

Certain Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by the other shareholders that are to settle the next business day. After purchasing fund shares, Reflow then redeems those shares when the Fund next experiences net sales, at the end of ReFlow’s maximum holding period, or at other times at ReFlow’s discretion. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund shares purchased by ReFlow. The fee is allocated among the Fund's share classes based on relative net assets. ReFlow’s purchases of Fund shares are made on an investment-blind basis without regard to the Fund's investment objective, policies or anticipated performance. ReFlow may purchase various shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Funds are not subject to the Funds’ Excessive Trading Policies and Procedures described in the Funds’ prospectus. By participating in such a program, there is no assurance that ReFlow will have sufficient funds available to meet the Funds' needs.

(7) On page 76, the following paragraphs are added after the third paragraph under the heading “VALUATION PROCEDURES”:

New purchases in Private Funds may be valued at acquisition cost until an NAV is provided by the Private Fund's investment manager. Thereafter, investments in Private Funds are generally valued using the quarterly (or more frequent) NAV provided by the Private Funds (the “practical expedient”) to determine the fair value of such interests. Calamos Advisors, as valuation designee, will review the practical expedient and determine reasonableness based on its knowledge of current market conditions and the individual characteristics of the applicable Private Fund. In circumstances where a Fund’s valuation date is in between a date in which a Private Fund reports its NAV or such NAV is otherwise unavailable, Calamos Advisors shall consider whether an adjustment to the most recent NAV per share is appropriate, considering the practical expedient and adjusting in good faith based on factors Calamos Advisors deems appropriate.

Investments in equity or credit of privately held companies may be valued using the income approach, market approach, cost approach, option pricing approach, recent transaction approach, liquidation approach, or any other method of valuation deemed reasonable by Calamos Advisors, as valuation designee, to assess the valuation of the investment. With respect to private equity investments, an appropriate discount for lack of marketability will be applied to any approach which does not reflect such a discount. The security will be monitored daily for relevant news and valuation-affecting events.

Please retain this supplement for future reference.

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